MUNIVEST
NEW JERSEY
FUND, INC.




FUND LOGO





Semi-Annual Report

April 30, 1998





This report, including the financial information herein, is transmitted to the shareholders of MuniVest New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.






MuniVest
New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIVEST NEW JERSEY FUND, INC.


The Benefits and
Risks of
Leveraging


MuniVest New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.


Managed Dividend
Policy


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


MuniVest New Jersey Fund, Inc., April 30, 1998


DEAR SHAREHOLDER


For the six months ended April 30, 1998, the Common Stock of MuniVest New Jersey Fund, Inc. earned $0.385 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.47%, based on a month-end per share net asset value of $14.19. Over the same period, the total return on the Fund's Common Stock was +2.88%, based on a change in per share net asset value from $14.18 to $14.19, and assuming reinvestment of $0.388 per share income dividends.

For the six-month period ended April 30, 1998, the Fund's Auction
Market Preferred Stock had an average yield of 3.50%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in later 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of more than 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
Given the volatile market environment during the six months ended April 30, 1998, MuniVest New Jersey Fund, Inc. benefited from our relatively conservative strategy, motivated primarily by our efforts to maintain a competitive dividend as well as to preserve the gains we achieved. Our strategy to keep the Fund fully invested provided a positive contribution to the overall performance of the Fund as interest rates broadly declined throughout the latter part of 1997. Since then, however, our conservative strategy has insulated the Fund from much of the volatility experienced during the first quarter of 1998.

The New Jersey economy continues to improve as the state unemployment rate dropped to 5.1% as of March 31, 1998. Furthermore, various measures of economic growth, including employment, new business incorporations, per capita personal income and gross state product, continue to reflect an economy growing at a pace similar to that of the nation.

Looking ahead, we anticipate little change in our position, barring a further rise in long-term interest rates. In our opinion, such a scenario would provide an opportunity to further pursue our strategy to extend the portfolio's average call protection. Until recently, we have been reluctant to explore this approach given the extent of the bond market rally. With long-term municipal yields beginning to approach more reasonable levels on both an absolute and a relative basis, our positive long-term outlook for interest rates may well warrant a more aggressive pursuit of this strategy.

Leverage continues to benefit the Fund's Common Stock shareholders as the Fund's cost of borrowing, as reflected by short-term tax-exempt rates, remains well below the yields available on long-term municipal bonds. The proceeds of the borrowing can be invested in these long-term bonds, thereby providing an incremental yield advantage over an unleveraged tax-exempt investment. While leverage creates opportunities for yield enhancement, it also produces a higher degree of volatility. For this reason, we have sought to maintain a relatively low duration as a means to limit this inherent volatility until such time as the interest-rate outlook comes into full view. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniVest New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



May 29, 1998



Portfolio
Abbreviations

To simplify the listings of MuniVest New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of the securities according to the list at right.

AMT       Alternative Minimum Tax
          (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
EDA       Economic Development Authority
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Tax Receipts
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes




MuniVest New Jersey Fund, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
              S&P      Moody's   Face                                                                              Value
STATE         Ratings  Ratings  Amount                              Issue                                        (Note 1a)
New Jersey    AAA      Aaa    $ 2,500   Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
--99.7%                                 (County Guaranteed), 6.15% due 10/01/2004 (b)(f)                         $  2,774

              AAA      Aaa      1,815   Cape May County, New Jersey, Industrial Pollution Control Financing
                                        Authority Revenue Bonds (Atlantic City Electric Company Project),
                                        AMT, Series A, 7.20% due 11/01/2029 (b)                                     2,061

              AAA      Aaa      1,425   East Orange, New Jersey, Board of Education (AGH Leasing Inc.),
                                        COP, 5.32%** due 8/01/2017 (e)                                                520

              AAA      Aaa      1,300   Highland Park, New Jersey, School District, GO, UT, 6.55% due
                                        2/15/2005 (b)(f)                                                            1,474

              AA       Aa3      3,200   Jersey City, New Jersey, School GO, UT, 6.65% due 2/15/2002 (f)             3,510

              AAA      Aaa        835   Metuchen, New Jersey, School District, GO, UT, 5.15% due 9/15/2019 (c)        820

              AAA      Aaa      1,600   Middlesex County, New Jersey, COP, 6.125% due 2/15/2019 (b)                 1,717

              AAA      Aaa      4,190   New Jersey Casino Reinvestment Development Authority, Parking Fee
                                        Revenue Bonds, Series A, 5.25% due 10/01/2016 (e)                           4,185

              AAA      Aaa      2,400   New Jersey EDA, Educational Testing Services Revenue Bonds, Series B,
                                        6.25% due 5/15/2025 (b)                                                     2,615

                                        New Jersey EDA, First Mortgage Revenue Bonds:
              NR*      NR*      1,250     (Franciscan Oaks Project), 5.75% due 10/01/2023                           1,257
              BBB-     NR*      2,000     Refunding (Fellowship Village), Series A, 5.50% due 1/01/2025             1,951

              AAA      Aaa      3,900   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                        (NUI Corporation), Series A, 6.35% due 10/01/2022 (d)                       4,283

                                        New Jersey EDA, Revenue Bonds:
              BBB-     Baa2     1,900     (American Airlines Inc. Project), AMT, 7.10% due 11/01/2031               2,062
              NR*      Aa3      1,500     Refunding (Burlington Coat Factory), 6.125% due 9/01/2010                 1,628
              NR*      Aaa      7,385     (Saint Barnabas Project), 5.53%** due 7/01/2022 (b)                       2,062

              NR*      Aa1      4,500   New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds
                                        (Garden State Paper Company), AMT, 7.125% due 4/01/2022                     4,910

              BB-      Ba2      3,630   New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                        Inc. Project), AMT, 5.50% due 4/01/2028                                     3,568

                                        New Jersey EDA, Water Facilities Revenue Bonds, AMT:
              AAA      Aaa      2,000     (American Water Company Inc. Project), 6% due 5/01/2036 (c)               2,111
              AAA      Aaa      2,855     RITR, Series 34, 6.32% due 5/01/2032 (c)(g)                               2,812
              AAA      Aaa      1,500     RITR, Series 35, 6.27% due 2/01/2038 (b)(g)                               1,500

                                        New Jersey Health Care Facilities Financing Authority Revenue Bonds:
              A-       Baa1     3,135     Refunding (Capital Health System Obligation Group), 5.25%
                                          due 7/01/2027                                                             3,039
              AAA      Aaa      2,500     Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (c)           2,687
              BBB+     NR*      3,000     Refunding (Holy Name Hospital), 6% due 7/01/2025                          3,114
              AAA      Aaa      5,000     Refunding (Jersey Shore Medical Center), 6.75% due 7/01/2019 (d)          5,575
              AAA      Aaa      1,000     Refunding (Monmouth Medical Center), Series C, 6.25% due 7/01/2024 (e)    1,086
              BBB      Baa2     2,075     Refunding (Saint Elizabeth Hospital Obligation Group), 6% due
                                          7/01/2027                                                                 2,153
              NR*      Baa1     4,200     (Southern Ocean County Hospital), Series A, 6.25% due 7/01/2023           4,431

              AAA      Aaa      2,000   New Jersey Sports and Exposition Authority, Luxury Tax Revenue
                                        Refunding Bonds (Convention Center), Series A, 6.60% due 7/01/2015 (b)      2,179

              A+       Aa       2,000   New Jersey Sports and Exposition Authority, State Contract,
                                        Series A, 6% due 3/01/2021                                                  2,094

                                        New Jersey State Educational Facilities Authority Revenue Bonds:
              AAA      Aaa      1,500     (Higher Education--Princeton), Series C, 6.375% due 7/01/2002 (f)         1,641
              AA+      Aaa      1,000     (Institute for Advanced Study), Series G, 5% due 7/01/2028                  968
              AA+      Aaa      1,000     Refunding (Institute for Advanced Study), Series F, 5% due 7/01/2018        981

              AA+      Aa1      1,970   New Jersey State, GO, AMT, 7.05% due 7/15/2014                              2,273

              AAA      Aaa      2,895   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                        Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (b)                         3,137

              AAA      Aaa      5,150   New Jersey State Transportation Corporation, COP (Raymond Plaza East,
                                        Incorporated), 6.50% due 10/01/2016 (e)                                     5,793

              AAA      Aaa      2,000   New Jersey State Transportation Trust Fund Authority, Refunding
                                        (Transportation System), Series A, 5% due 6/15/2015 (b)                     1,964

              AA-      Aa1      1,865   New Jersey Wastewater Treatment Trust Loan Revenue Bonds, Series A,
                                        6.50% due 4/01/2004 (f)                                                     2,087

              AAA      Aaa      5,000   Passaic Valley, New Jersey, Sewer Commissioner's Refunding Bonds
                                        (Sewer System), Series D, 5.875% due 12/01/2022 (d)                         5,194

                                        Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
              AA-      A1       5,000     72nd Series, 7.35% due 10/01/2002 (f)                                     5,633
              AA-      A1       1,500     76th Series, AMT, 6.50% due 11/01/2026                                    1,597
              AA-      A1       1,000     93rd Series, 6.125% due 6/01/2094                                         1,127

              AAA      Aaa      2,500   Port Authority of New York and New Jersey, Special Obligation
                                        Revenue Bonds (JFK International Air Terminal Project), AMT, Series 6,
                                        3rd Installment, 5.75% due 12/01/2022 (b)                                   2,581

                                        Port Authority of New York and New Jersey, Special Obligation
                                        Revenue Bonds (Versatile Structure Obligation), VRDN (a):
              A1+      VMIG1++  1,500     Series 3, 4.05% due 6/01/2020                                             1,500
              A1+      VMIG1++    100     Series 5, 4.05% due 8/01/2024                                               100

              AAA      Aaa      1,115   South Brunswick Township, New Jersey, Board of Education, GO, UT,
                                        6.40% due 8/01/2005 (c)(f)                                                  1,245

              A1+      P1       1,200   Union County, New Jersey, Industrial Pollution Control Financing
                                        Authority, PCR, Refunding (Exxon Project), 3.80% due 10/01/2024             1,200

              AA-      A3       1,750   University of Medicine and Dentistry, New Jersey, Series E, 6.50%
                                        due 12/01/2001 (f)                                                          1,909

              Total Investments (Cost--$108,519)--99.7%                                                           115,108

              Other Assets Less Liabilities--0.3%                                                                     389
                                                                                                                 --------
              Net Assets--100.0%                                                                                 $115,497
                                                                                                                 ========

           (a)The interest rate is subject to change periodically based upon the prevailing market rate. The interest rate shown is the rate in effect at April 30, 1998.
           (b)MBIA Insured.
           (c)FGIC Insured.
           (d)AMBAC Insured.
           (e)FSA Insured.
           (f)Prerefunded.
           (g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
             *Not Rated.
            **Represents a zero coupon; the interest rate shown is the effective yield at the time of purchase by the Fund.
            ++Highest short-term rating by Moody's Investors Service, Inc.


              See Notes to Financial Statements.




MuniVest New Jersey Fund, Inc., April 30, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 1998
Assets:             Investments, at value (identified cost--$108,518,962) (Note 1a)                         $115,107,792
                    Receivables:
                      Interest                                                             $  1,574,979
                      Securities sold                                                           344,514        1,919,493
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       2,715
                    Prepaid expenses and other assets                                                              7,504
                                                                                                            ------------
                    Total assets                                                                             117,037,504
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,255,990
                      Dividends to shareholders (Note 1f)                                       115,797
                      Investment adviser (Note 2)                                                48,002        1,419,789
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       120,786
                                                                                                            ------------
                    Total liabilities                                                                          1,540,575
                                                                                                            ------------

Net Assets:         Net assets                                                                              $115,496,929
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,500 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 37,500,000
                      Common Stock, par value $.10 per share (5,497,953 shares issued
                      and outstanding)                                                     $    549,795
                    Paid-in capital in excess of par                                         76,520,088
                    Undistributed investment income--net                                        402,900
                    Accumulated realized capital losses on investments--net (Note 5)         (6,064,684)
                    Unrealized appreciation on investments--net                               6,588,830
                                                                                           ------------
                    Total--Equivalent to $14.19 net asset value per share of
                    Common Stock (market price--$13.75)                                                       77,996,929
                                                                                                            ------------
                    Total capital                                                                           $115,496,929
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1998
Investment          Interest and amortization of premium and discount earned                                $  3,190,742
Income (Note 1d):
Expenses:           Investment advisory fees (Note 2)                                      $    286,351
                    Commission fees (Note 4)                                                     47,835
                    Professional fees                                                            42,938
                    Accounting services (Note 2)                                                 33,063
                    Transfer agent fees                                                          13,635
                    Directors' fees and expenses                                                 12,979
                    Listing fees                                                                  8,128
                    Custodian fees                                                                5,005
                    Printing and shareholder reports                                              3,627
                    Pricing fees                                                                  2,607
                    Amortization of organization expenses (Note 1e)                                 446
                    Other                                                                         7,948
                                                                                           ------------
                    Total expenses                                                                               464,562
                                                                                                            ------------
                    Investment income--net                                                                     2,726,180
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            684,858
Unrealized Gain on  Change in unrealized appreciation on investments--net                                       (626,645)
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  2,784,393
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the          For the
                                                                                            Six Months          Year
                                                                                               Ended             Ended
                                                                                             April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         1998              1997
Operations:         Investment income--net                                                 $  2,726,180     $  5,519,134
                    Realized gain on investments--net                                           684,858           36,113
                    Change in unrealized appreciation on investments--net                      (626,645)       2,137,716
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,784,393        7,692,963
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (2,131,315)      (4,272,415)
(Note 1f):            Preferred Stock                                                          (643,725)      (1,207,695)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (2,775,040)      (5,480,110)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                                  9,353        2,212,853
                    Beginning of period                                                     115,487,576      113,274,723
                                                                                           ------------     ------------
                    End of period*                                                         $115,496,929     $115,487,576
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    402,900     $    451,760
                                                                                           ============     ============
                    See Notes to Financial Statements.


MuniVest New Jersey Fund, Inc., April 30, 1998


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios    For the
                    have been derived from information       Six Months
                    provided in the financial statements.       Ended                    For the Year Ended
                                                              April 30,                      October 31,
                    Increase (Decrease) in Net Asset Value:      1998         1997       1996         1995         1994
Per Share           Net asset value, beginning of period      $  14.18     $  13.78    $  13.76    $  12.18     $  14.89
Operating                                                     --------     --------    --------    --------     --------
Performance:        Investment income--net                         .50         1.00        1.01        1.02         1.00
                    Realized and unrealized gain (loss)
                    on investments--net                            .02          .40         .01        1.58        (2.66)
                                                              --------     --------    --------    --------     --------
                    Total from investment operations               .52         1.40        1.02        2.60        (1.66)
                                                              --------     --------    --------    --------     --------
                    Less dividends and distributions
                    to Common Stock shareholders:
                      Investment income--net                      (.39)        (.78)       (.78)       (.76)        (.81)
                      Realized gain on investments--net             --           --          --          --         (.04)
                                                              --------     --------    --------    --------     --------
                    Total dividends and distributions
                    to Common Stock shareholders                  (.39)        (.78)       (.78)       (.76)        (.85)
                                                              --------     --------    --------    --------     --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                         Investment income--net                   (.12)        (.22)       (.22)       (.26)        (.19)
                         Realized gain on investments--net          --           --          --          --         (.01)
                                                              --------     --------    --------    --------     --------
                    Total effect of Preferred Stock
                    activity                                      (.12)        (.22)       (.22)       (.26)        (.20)
                                                              --------     --------    --------    --------     --------
                    Net asset value, end of period            $  14.19     $  14.18    $  13.78    $  13.76     $  12.18
                                                              ========     ========    ========    ========     ========
                    Market price per share,
                    end of period                             $  13.75     $  13.25    $  12.25    $  12.00     $ 10.125
                                                              ========     ========    ========    ========     ========

Total Investment    Based on market price per share              6.69%+++    14.78%       8.67%      26.66%      (27.74%)
Return:**                                                     ========     ========    ========    ========     ========
                    Based on net asset value per share           2.88%+++     9.19%       6.61%      20.74%      (12.43%)
                                                              ========     ========    ========    ========     ========

Ratios to Average   Expenses, net of reimbursement                .81%*        .83%        .81%        .84%         .79%
Net Assets:***                                                ========     ========    ========    ========     ========
                    Expenses                                      .81%*        .83%        .81%        .84%         .82%
                                                              ========     ========    ========    ========     ========
                    Investment income--net                       4.76%*       4.82%       4.87%       5.20%        4.89%
                                                              ========     ========    ========    ========     ========

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)              $ 77,997     $ 77,988    $ 75,775    $ 75,657     $ 66,978
                                                              ========     ========    ========    ========     ========
                    Preferred Stock outstanding,
                    end of period (in thousands)              $ 37,500     $ 37,500    $ 37,500    $ 37,500     $ 37,500
                                                              ========     ========    ========    ========     ========
                    Portfolio turnover                          28.01%       39.77%      99.56%      62.45%       68.75%
                                                              ========     ========    ========    ========     ========

Leverage:           Asset coverage per $1,000                 $  3,080     $  3,080    $  3,021    $  3,018     $  2,786
                                                              ========     ========    ========    ========     ========

Dividends           Investment income--net                    $    429     $    805    $    818    $    955     $    696
Per Share on                                                  ========     ========    ========    ========     ========
Preferred Stock
Outstanding:++


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniVest New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


MuniVest New Jersey Fund, Inc., April 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $31,298,839 and $32,216,407, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $    684,858   $  6,588,830
                                 ------------   ------------
Total                            $    684,858   $  6,588,830
                                 ============   ============

As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $6,588,830, of which $6,775,154 related to appreciated securities and $186,324 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $108,518,962.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1998 was 4.00%.

As of April 30, 1998, there were 1,500 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $34,278 as commissions.


5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $5,283,000, of which $2,953,000 expires in 2002 and $2,330,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.062909 share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MVJ



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    55.4%
AA/Aa                                      23.2
A/A                                         2.6
BBB/Baa                                    11.9
BB/Ba                                       3.1
NR (Not Rated)                              1.1
Other+                                      2.4

[FN]
+Temporary investments in short-term municipal securities.